Investor/media contact:
Leslie Wojcik
SEI
+1 610-676-4191
lwojcik@seic.com
Pages:        9

FOR IMMEDIATE RELEASE

SEI Reports Second-Quarter 2024 Financial Results

OAKS, Pa., July 24, 2024 – SEI Investments Company (NASDAQ:SEIC) today announced financial results for the second-quarter 2024. Diluted earnings per share were $1.05 in second-quarter 2024 compared to $0.89 in second-quarter 2023.

Consolidated Overview
(In thousands, except earnings per share)	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2024	2023	%	2024	2023	%

Revenues	$518,986	$489,057	6%	$1,030,565	$958,176	8%
Net income	139,120	118,851	17%	270,520	225,866	20%
Diluted earnings per share	$1.05	$0.89	18%	$2.04	$1.68	21%

“Our second-quarter results reflect 6% profit growth quarter over quarter, as our focus on capital allocation, operational leverage, and revenue growth is seeing real traction and delivering results. We also have momentum across our markets, particularly with the increased adoption of our platforms in our technology and operational businesses,” said CEO Ryan Hicke.
“We are investing in areas we believe represent future growth opportunities, including talent, professional services, innovation, private assets, and emerging technology. Our people and the breadth of our capabilities set us apart in the industry, and we are uniquely positioned to capitalize on opportunities to deliver a world-class client experience and maximize return on invested capital for our stakeholders.”

Summary of Second-Quarter Results by Business Segment

(In thousands)	For the Three Months Ended June 30,			For the Six Months Ended June 30,
	2024	2023	%	2024	2023	%
Private Banks:
Revenues	$132,401	$132,414	—%	$262,538	$253,316	4%
Expenses	111,890	114,165	(2)%	224,864	226,627	(1)%
Operating Profit	20,511	18,249	12%	37,674	26,689	41%
Operating Margin	15%	14%		14%	11%

Investment Advisors:
Revenues	120,587	109,580	10%	243,305	216,118	13%
Expenses	68,953	64,178	7%	135,911	127,724	6%
Operating Profit	51,634	45,402	14%	107,394	88,394	21%
Operating Margin	43%	41%		44%	41%

Institutional Investors:
Revenues	71,507	75,145	(5)%	143,285	149,435	(4)%
Expenses	38,426	45,516	(16)%	78,535	86,384	(9)%
Operating Profit	33,081	29,629	12%	64,750	63,051	3%
Operating Margin	46%	39%		45%	42%

Investment Managers:
Revenues	179,868	159,204	13%	352,521	313,701	12%
Expenses	111,287	103,213	8%	220,837	204,898	8%
Operating Profit	68,581	55,991	22%	131,684	108,803	21%
Operating Margin	38%	35%		37%	35%

Investments in New Businesses:
Revenues	14,623	12,714	15%	28,916	25,606	13%
Expenses	18,580	17,015	9%	36,963	34,654	7%
Operating Loss	(3,957)	(4,301)	NM	(8,047)	(9,048)	NM

Totals:
Revenues	$518,986	$489,057	6%	$1,030,565	$958,176	8%
Expenses	349,136	344,087	1%	697,110	680,287	2%
Corporate Overhead Expenses	33,336	32,369	3%	71,090	63,521	12%
Income from Operations	$136,514	$112,601	21%	$262,365	$214,368	22%

Second-Quarter Business Highlights:
•Revenues from Assets under management, administration, and distribution fees increased primarily from higher assets under administration due to cross sales to existing alternative investment clients of the Investment Managers segment as well as new sales in the segment. Additionally, second-quarter 2024 revenues included fees of $10.1 million from the SEI Integrated Cash Program of the Investment Advisors segment launched in December 2023.
•Market appreciation and positive cash flows into separately managed account programs and Strategist programs of the Investment Advisors segment also contributed to the increase in revenues. This was partially offset by negative cash flows from SEI fund programs and fee reductions in separately managed account programs. Revenue growth was also partially offset by client losses in the Institutional Investors segment.
•Average assets under administration increased $141.8 billion, or 16%, to $1.0 trillion during the second-quarter 2024, as compared to $863.6 billion during the second-quarter 2023 (see attached Average Asset Balances schedules for further details).
•Average assets under management in equity and fixed income programs, excluding LSV, increased $7.1 billion, or 4%, to $176.1 billion during the second-quarter 2024, as compared to $169.0 billion during the second-quarter 2023 (see attached Average Asset Balances schedule for further details).
•Revenues from Information processing and software servicing fees increased from new client conversions and growth from existing SEI Wealth PlatformSM (SWP) clients. A one-time early contractual buyout fee of $10.5 million recorded during second-quarter 2023 from an investment processing client of the Private Banks segment acquired by an existing client partially offset the increase in revenues.
•Net sales events in the Private Banks and Investment Managers segments during the second-quarter 2024 were $26.9 million and are expected to generate net annualized recurring revenues of approximately $21.5 million when contract values are completely realized.
•Net sales events in asset management-related businesses of the Investment Advisors and Institutional Investors segments and the Asset Management Distribution (AMD) business in the Private Banks segment during the second-quarter 2024 were negative $5.6 million.
•Net sales events for newer initiatives, which includes SEI Family Office Services, SEI Private Wealth Management and SEI Sphere, were $674 thousand during the second-quarter 2024.
•The increase in operational expenses was due to higher personnel costs from business growth, primarily in the Investment Managers segment, and the impact of inflation on wages and services. Cost containment measures related to consulting and other vendor costs partially offset the increase in operating expenses during the second-quarter 2024.
•Earnings from LSV increased to $34.2 million in the second-quarter 2024 as compared to $32.7 million in the second-quarter 2023 due to market appreciation. Net negative cash flows from existing clients and client losses partially offset the increase in earnings from LSV.
•Capitalized software development costs were $6.4 million in the second-quarter 2024, of which $3.9 million was for continued enhancements to SWP. Capitalized software development costs also include $2.5 million in the second-quarter 2024 for a new platform for the Investment Managers segment.
•Effective tax rates were 23.9% in the second-quarter 2024 and 23.4% in the second-quarter 2023.
•Repurchased shares of SEI common stock were 1.6 million for $111.2 million during the second-quarter 2024 at an average price of $67.44 per share.

•Cash flow from operations was $114.7 million, and free cash flow was $100.6 million during the second-quarter 2024.

Earnings Conference Call
A conference call to review earnings is scheduled for 4:30 p.m. Eastern time on July 24, 2024. Investors may listen to the call at seic.com/ir-events. Investors may also listen to a replay by telephone at (USA) 866-207-1041; (International) 402-970-0847; Access Code: 9919219.

About SEI®
SEI (NASDAQ:SEIC) delivers technology and investment solutions that connect the financial services industry. With capabilities across investment processing, operations, and asset management, SEI works with corporations, financial institutions and professionals, and ultra-high-net-worth families to help drive growth, make confident decisions, and protect futures. As of June 30, 2024, SEI manages, advises, or administers approximately $1.5 trillion in assets. For more information, visit seic.com.

This release contains forward-looking statements within the meaning or the rules and regulations of the Securities and Exchange Commission. In some cases you can identify forward-looking statements by terminology, such as "may," "will," "expect," "believe" and "continue" or "appear." Our forward-looking statements include our current expectations as to:
•the momentum generated across our markets;
•the adoption of our platforms in our technology and operational businesses;
•the areas in which we invest and the degree to which these areas represent growth opportunities;
•whether we are positioned to capitalize on opportunities to deliver a world-class client experience and maximize return on invested capital for our stakeholders; and
•when and if we will generate net annualized recurring revenues from sales events that occurred during the quarter, as well as the amount of any such revenue.
We anticipate that we may deliver forward-looking statements during today’s earnings call that include our current expectations as to the matters in this release and set forth above as well as:
•our strategic priorities and the strength of our execution against these priorities;
•the elements of our optimization focus;
•our investment priorities;
•platform adoption in the RIA space;
•the expansion opportunities available to us in the markets in which we currently, and seek to, participate;
•the opportunities and benefits our Artificial Intelligence initiatives may afford us;
•opportunities for earnings growth;
•the degree to which we are proactively addressing industry headwinds and capitalizing on tailwinds to position ourselves for long-term success;
•whether the shift in market preference in product types, asset allocation, and investment choice presents opportunity;
•if we are positioned to expand our footprint and capitalize on the trend across technology, operations and asset management towards private assets;
•the opportunity for our Professional Services offering;
•the degree to which we are well-positioned to drive growth and continue delivering value for our shareholders;
•whether we will build upon our success;
•the strength of our pipelines;
•our momentum in helping RIAs achieve scale and business growth;
•our ability to execute against our strategic priorities;
•our ability to align our cost structure to talent and the benefits of such alignment;
•the benefits we will derive from the businesses and/or assets we acquire and our ability to successful integrate these assets in order to drive the expected benefits, strategic and otherwise;
•the headwinds our businesses face and our ability to respond to these headwinds;
•the amount, if any, of our current backlog of sold but expected to be installed revenue and recurring revenue in the next 18 months that will actually be installed during such period, if ever;
•the amount, if any, of recurring revenue that will be generated by our net sales;
•the strength of our second half sales events and the benefits of such events;
•our momentum in helping RIAs achieve scale, business growth, and value creation for their clients;
•the degree to which our enterprise approach and availing more capabilities to increase AUA, AUM and Services revenue will create greater shareholder value;
•the market dynamics affecting our market units; and
•our tax rate for the remainder of 2024.
You should not place undue reliance on our forward-looking statements, as they are based on the current beliefs and expectations of our management and subject to significant risks and uncertainties, many of which are beyond our control or are subject to change. Although we believe the assumptions upon which we base our forward-looking statements are reasonable, they could be inaccurate. Some of the risks and important factors that could cause actual results to differ from those described in our forward-looking statements can be found in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended Dec. 31, 2023, filed with the Securities and Exchange Commission.
# # #

SEI INVESTMENTS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2024	2023	2024	2023

Asset management, admin. and distribution fees	$409,398	$378,821	$813,764	$750,650
Information processing and software servicing fees	109,588	110,236	216,801	207,526

Total revenues	518,986	489,057	1,030,565	958,176

Subadvisory, distribution and other asset mgmt. costs	46,542	47,247	93,310	94,626
Software royalties and other information processing costs	8,096	8,396	16,567	15,689
Compensation, benefits and other personnel	185,878	175,706	378,794	349,121
Stock-based compensation	12,469	7,405	23,528	15,479
Consulting, outsourcing and professional fees	53,991	61,312	105,967	122,416
Data processing and computer related	38,074	34,945	75,234	68,285
Facilities, supplies and other costs	18,570	23,034	37,173	41,826
Amortization	10,485	9,630	20,871	19,054
Depreciation	8,367	8,781	16,756	17,312

Total expenses	382,472	376,456	768,200	743,808

Income from operations	136,514	112,601	262,365	214,368

Net gain from investments	666	515	2,922	1,259
Interest and dividend income	11,552	9,550	22,371	18,328
Interest expense	(139)	(139)	(278)	(280)
Equity in earnings of unconsolidated affiliate	34,219	32,711	65,862	61,590

Income before income taxes	182,812	155,238	353,242	295,265

Income taxes	43,692	36,387	82,722	69,399

Net income	$139,120	$118,851	$270,520	$225,866

Basic earnings per common share	$1.06	$0.89	$2.06	$1.69

Shares used to calculate basic earnings per share	130,815	132,854	131,116	133,437

Diluted earnings per common share	$1.05	$0.89	$2.04	$1.68

Shares used to calculate diluted earnings per share	132,073	133,936	132,409	134,623

Dividends declared per common share	$0.46	$0.43	$0.46	$0.43

SEI INVESTMENTS COMPANY
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	June 30,	December 31,
	2024	2023
Assets
Current Assets:
Cash and cash equivalents	$768,291	$834,697
Restricted cash	301	301
Receivables from investment products	47,963	55,886
Receivables, net of allowance for doubtful accounts of $1,545 and $663	589,708	501,434
Securities owned	30,338	31,334
Other current assets	61,472	54,464
Total Current Assets	1,498,073	1,478,116

Property and Equipment, net of accumulated depreciation of $484,087 and $474,034	167,563	171,364
Operating Lease Right-of-Use Assets	30,564	22,477
Capitalized Software, net of accumulated amortization of $626,864 and $612,971	238,559	239,783
Available for Sale and Equity Securities	176,949	155,413
Investments in Affiliated Funds, at fair value	7,737	7,316
Investment in Unconsolidated Affiliate	53,223	110,781
Goodwill	137,254	137,333
Intangible Assets, net of accumulated amortization of $49,289 and $42,520	75,409	82,443
Deferred Contract Costs	39,975	40,221
Deferred Income Taxes	52,847	37,709
Other Assets, net	50,912	37,047
Total Assets	$2,529,065	$2,520,003

Liabilities and Equity
Current Liabilities:
Accounts payable	$9,199	$10,618
Accrued liabilities	208,122	318,945
Current portion of long-term operating lease liabilities	7,613	8,118
Deferred revenue	12,197	15,366
Total Current Liabilities	237,131	353,047

Long-term Income Taxes Payable	803	803
Long-term Operating Lease Liabilities	25,469	17,235
Other Long-term Liabilities	18,159	17,090
Total Liabilities	281,562	388,175

Shareholders' Equity:
Common stock, $0.01 par value, 750,000 shares authorized; 129,855 and 131,178 shares issued and outstanding	1,299	1,312
Capital in excess of par value	1,465,037	1,404,962
Retained earnings	823,549	762,586
Accumulated other comprehensive loss, net	(42,382)	(37,032)
Total Shareholders' Equity	2,247,503	2,131,828
Total Liabilities and Shareholders' Equity	$2,529,065	$2,520,003

ENDING ASSET BALANCES
(In millions) (Unaudited)

	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,
	2023	2023	2023	2024	2024
Private Banks:
Equity and fixed-income programs	$24,091	$23,039	$24,496	$25,282	$25,031
Collective trust fund programs	7	6	4	5	5
Liquidity funds	3,433	3,636	3,916	2,733	2,699
Total assets under management	$27,531	$26,681	$28,416	$28,020	$27,735
Client assets under administration	4,154	4,399	7,267	8,024	7,813
Total assets	$31,685	$31,080	$35,683	$36,044	$35,548

Investment Advisors:
Equity and fixed-income programs	$69,439	$66,911	$71,634	$74,715	$74,556
Liquidity funds	4,968	5,175	4,812	4,722	4,301
Total Platform assets under management	$74,407	$72,086	$76,446	$79,437	$78,857
Platform-only assets	16,103	16,232	18,324	20,516	21,908
Platform-only assets-deposit program	—	—	843	897	894
Total Platform assets	$90,510	$88,318	$95,613	$100,850	$101,659

Institutional Investors:
Equity and fixed-income programs	$75,854	$72,387	$77,208	$75,969	$75,542
Collective trust fund programs	4	4	1	1	1
Liquidity funds	1,353	2,119	1,734	2,179	2,309
Total assets under management	$77,211	$74,510	$78,943	$78,149	$77,852
Client assets under advisement	4,368	4,085	6,120	6,862	7,886
Total assets	$81,579	$78,595	$85,063	$85,011	$85,738

Investment Managers:
Collective trust fund programs (A)	$149,779	$146,991	$156,376	$161,660	$192,747
Liquidity funds	249	180	114	202	221
Total assets under management	$150,028	$147,171	$156,490	$161,862	$192,968
Client assets under administration	857,801	871,385	920,757	959,904	998,315
Total assets	$1,007,829	$1,018,556	$1,077,247	$1,121,766	$1,191,283

Investments in New Businesses:
Equity and fixed-income programs	$2,104	$2,017	$2,174	$2,269	$2,285
Liquidity funds	217	202	209	223	631
Total assets under management	$2,321	$2,219	$2,383	$2,492	$2,916
Client assets under advisement	1,098	1,070	1,150	1,248	1,886
Client assets under administration	15,769	14,997	14,807	15,411	14,848
Total assets	$19,188	$18,286	$18,340	$19,151	$19,650

LSV Asset Management:
Equity and fixed-income programs (B)	$86,469	$83,684	$89,312	$93,616	$90,197

Total:
Equity and fixed-income programs (C)	$257,957	$248,038	$264,824	$271,851	$267,611
Collective trust fund programs	149,790	147,001	156,381	161,666	192,753
Liquidity funds	10,220	11,312	10,785	10,059	10,161
Total assets under management	$417,967	$406,351	$431,990	$443,576	$470,525
Client assets under advisement	5,466	5,155	7,270	8,110	9,772
Client assets under administration (D)	877,724	890,781	942,831	983,339	1,020,976
Platform-only assets	16,103	16,232	19,167	21,413	22,802
Total assets	$1,317,260	$1,318,519	$1,401,258	$1,456,438	$1,524,075
(A)Collective trust fund program assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)Equity and fixed-income programs include $1.8 billion of assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee (as of June 30, 2024).
(C)Equity and fixed-income programs include $6.2 billion of assets invested in various asset allocation funds (as of June 30, 2024).
(D)    In addition to the assets presented, SEI also administers an additional $8.5 billion in Funds of Funds assets on which SEI does not earn an administration fee (as of June 30, 2024).

AVERAGE ASSET BALANCES
(In millions) (Unaudited)

	2nd Qtr.	3rd Qtr.	4th Qtr.	1st Qtr.	2nd Qtr.
	2023	2023	2023	2024	2024
Private Banks:
Equity and fixed-income programs	$23,748	$23,920	$23,309	$24,593	$24,859
Collective trust fund programs	7	6	5	4	5
Liquidity funds	3,500	3,585	3,808	3,902	2,734
Total assets under management	$27,255	$27,511	$27,122	$28,499	$27,598
Client assets under administration	4,282	4,221	7,083	7,753	7,884
Total assets	$31,537	$31,732	$34,205	$36,252	$35,482

Investment Advisors:
Equity and fixed-income programs	$68,371	$69,309	$68,369	$72,689	$73,793
Liquidity funds	4,808	4,990	5,046	4,649	4,348
Total Platform assets under management	$73,179	$74,299	$73,415	$77,338	$78,141
Platform-only assets	15,548	16,544	17,201	19,198	20,897
Platform-only assets-deposit program	—	—	281	849	886
Total Platform assets	$88,727	$90,843	$90,897	$97,385	$99,924

Institutional Investors:
Equity and fixed-income programs	$74,865	$75,023	$73,644	$76,414	$75,203
Collective trust fund programs	4	4	3	1	1
Liquidity funds	1,537	1,611	1,682	1,812	1,893
Total assets under management	$76,406	$76,638	$75,329	$78,227	$77,097
Client assets under advisement	4,583	4,294	4,607	6,498	7,508
Total assets	$80,989	$80,932	$79,936	$84,725	$84,605

Investment Managers:
Collective trust fund programs (A)	$147,543	$150,379	$149,551	$156,737	$189,884
Liquidity funds	286	237	205	207	227
Total assets under management	$147,829	$150,616	$149,756	$156,944	$190,111
Client assets under administration	843,065	873,821	901,487	938,804	982,806
Total assets	$990,894	$1,024,437	$1,051,243	$1,095,748	$1,172,917

Investments in New Businesses:
Equity and fixed-income programs	$2,057	$2,096	$2,069	$2,200	$2,234
Liquidity funds	199	211	197	214	471
Total assets under management	$2,256	$2,307	$2,266	$2,414	$2,705
Client assets under advisement	1,075	1,101	1,080	1,194	2,014
Client assets under administration	16,231	15,682	14,781	15,147	14,713
Total assets	$19,562	$19,090	$18,127	$18,755	$19,432

LSV Asset Management:
Equity and fixed-income programs (B)	$84,492	$86,671	$84,492	$90,708	$90,849

Total:
Equity and fixed-income programs (C)	$253,533	$257,019	$251,883	$266,604	$266,938
Collective trust fund programs	147,554	150,389	149,559	156,742	189,890
Liquidity funds	10,330	10,634	10,938	10,784	9,673
Total assets under management	$411,417	$418,042	$412,380	$434,130	$466,501
Client assets under advisement	5,658	5,395	5,687	7,692	9,522
Client assets under administration (D)	863,578	893,724	923,351	961,704	1,005,403
Platform-only assets	15,548	16,544	17,482	20,047	21,783
Total assets	$1,296,201	$1,333,705	$1,358,900	$1,423,573	$1,503,209
(A)    Collective trust fund program average assets in the Investment Managers segment are included in assets under management since SEI is the trustee. Fees earned on this product are less than fees earned on customized asset management programs.
(B)    Equity and fixed-income programs during second-quarter 2024 include $1.9 billion of average assets managed by LSV in which fees are based solely on performance and are not calculated as an asset-based fee.
(C)    Equity and fixed-income programs include $6.3 billion of average assets invested in various asset allocation funds during second-quarter 2024.
(D)    In addition to the assets presented, SEI also administers an additional $8.6 billion of average assets in Funds of Funds assets during second-quarter 2024 on which SEI does not earn an administration fee.